UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace
Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Accounting Officer

On June 9, 2022, the Board of Directors of Accuray Incorporated (the “Company”) approved the appointment of Franco Palomba to Chief Accounting Officer and principal accounting officer of the Company, effective as of June 9, 2022. Mr. Palomba assumes responsibility as principal accounting officer from Ali Pervaiz, who will continue his role as the Company’s Chief Financial Officer and principal financial officer.

Mr. Palomba, 60, joined the Company in June 2022 as Vice President, Chief Accounting Officer and Controller. Previously, he served as Vice President Finance – Controller at Ashvattha Therapeutics Inc., a clinical-stage biopharmaceutical company, from November 2021 through May 2022. Prior to that, he served as Vice President of Finance and Controller at Genomic Health Inc., a provider of genomic-based diagnostic tests that was acquired by Exact Sciences Corporation in 2019, from January 2019 to June 2020. Over his 30 year career, Mr. Palomba served in several senior finance positions at Varian Medical Systems, Inc., a radiation oncology treatments and software maker, prior to joining Genomic Health, Inc., most recently as Senior Vice President – Finance and Corporate Treasurer from January 2012 through April 2018. Mr. Palomba began his career in finance and accounting as a Financial Audit Associate at PricewaterhouseCoopers LLP. Mr. Palomba received an M.B.A. from Notre Dame de Namur University and a B.S. in Accounting from Cal State East Bay.

In connection with his appointment, Mr. Palomba entered into the Company's standard indemnification agreement. Mr. Palomba did not receive any additional compensation in connection with his appointment. Mr. Palomba has no family relationships or related party transactions with the Company that would require disclosure under Items 401(d) and 404(a) of Regulation S-K in connection with his appointment.

Item 7.01. Regulation FD.

On June 15, 2022, the Company issued a press release announcing Mr. Palomba’s appointment. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 disclosure, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1 Press Release dated June 15, 2022, titled “Accuray Appoints Franco N. Palomba as VP, Chief Accounting Officer & Controller”

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: June 15, 2022	By:	/s/ Jesse Chew
Jesse Chew
Senior Vice President & General Counsel